SUPPLEMENT TO THE PROSPECTUS

                CREDIT SUISSE TRUST - SMALL CAP CORE I PORTFOLIO

The following information supersedes certain information in the fund's
Prospectus.

Effective December 1, 2006, the Credit Suisse Quantitative Strategies Group (see biographies below) is responsible for the day-to-day portfolio management of the fund. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group. Laura Granger is no longer a portfolio manager on the fund.

Team Member biographies

JOSEPH CHERIAN, Managing Director, is Global Head of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a Managing Director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Mr. Cherian holds a BS in Electrical Engineering from the Massachusetts Institute of Technology, and MS and PhD degrees in Finance from Cornell University. He is a review board member of the Research Foundation of the CFA Institute (AIMR).

WILLIAM WENG, Director, is a Senior Portfolio Manager in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a Vice President and Senior Quantitative Analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Mr. Weng holds a PhD in economics from Boston University, a MS in systems engineering and a BA in management information systems from Tsinghua University in Beijing, China.

TODD JABLONSKI, Vice President, is a Portfolio Manager in the Quantitative Strategies Group where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an Assistant Vice President and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. He holds a B.A. in Economics from the University of Virginia and is currently pursuing an MBA in computational finance at the Stern School of Business at New York University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

December 4, 2006                                           16-1206
                                                           for
                                                           TRSCG-PRO
                                                           2006-066